SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the Securities
                                 Exchange Act of 1934

                    Filed by the Registrant [x]
                    Filed by a Party other than the Registrant [ ] Check the appropriate box:

                    [ ]  Preliminary Proxy Statement
                    [ ]  Definitive Proxy Statement
                    [x]  Definitive Additional Materials
                    [ ]  Soliciting Material Pursuant to Section
                         240.14a-11(c) or Section 240.14a-12


                             Piccadilly Cafeterias, Inc.

                   (Name of Registrant as Specified In Its Charter)

                             Piccadilly Cafeterias, Inc.

                      (Name of Person(s) Filing Proxy Statement)

                  Payment of Filing Fee (Check the appropriate box):

                    [x]  $125 per Exchange Act  Rules  0-11(c)(1)(ii), 14a-
                           6(i)(1), or 14a-6(j)(2).*
                    [ ]  $500 per each party to the controversy pursuant to
                           Exchange Act Rule 14a-6(i)(3).
                    [ ]  Fee computed on table below per Exchange Act Rules
                           14a-6(i)(4) and 0-11.

                          1) Title of each class of securities to which transaction applies:

                          2) Aggregate number of securities to which transaction applies:

                          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                          4)   Proposed    maximum   aggregate   value   of
                               transaction:



                    *    Previously filed

                     [  ]   Check  box if any part of the fee is offset  as
                    provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                         1)   Amount Previously Paid:

                              _____________________________

                         2)   Form, Schedule or Registration Statement No.:

                              _____________________________

                         3)   Filing Party:

                              _____________________________

                         4)   Date Filed:

                              _____________________________

                             PICCADILLY CAFETERIAS, INC.


                              3232 Sherwood Forest Blvd.
                            Baton, Rouge, Louisiana  70816





          To the Shareholders of
           Piccadilly Cafeterias, Inc.

          The Proxy Statement, dated October 7, 1994, for the Annual Meeting of Shareholders (the "Proxy Statement"), to be held November 7, 1994, was mailed to those shareholders of record as of the close of business on September 9, 1994. The Proxy Statement contains the following typographical errors:

               Page 3 (Table containing information related to nominees for director). Paul W. Murrill is age 60, not age 50.

               Page  5 (Summary  Compensation  Table).   Mr.  Von  Gruben's
               salary for 1994 was $142,304, not $192,304.




                                             Mark L. Mestayer
                                                Secretary



          Baton Rouge, Louisiana
          October 17, 1994